Electriq Power Holdings, Inc. Reports Third Quarter 2023 Results WEST PALM BEACH, FL - November 14, 2023 – Electriq Power Holdings, Inc. (“Electriq”) (NYSE:ELIQ), a trusted provider of intelligent energy storage and management solutions for homes and small businesses, today announces its financial results for the quarter ended September 30, 2023. Quarterly Financial Highlights: • Net Revenues of $0.8 million • Operating Expenses of $7.1 million • Net loss of $20.0 million (inclusive of $14.9 million in unrealized fair value adjustments) • Adjusted EBITDA* of ($3.3) million, representing a $5.1 million improvement compared to the second quarter 2023, primarily as a result of the finalization of a contract termination settlement • No outstanding debt obligations as of September 30, 2023 • Reached settlement with former customer to return over $6 million in (finished goods) inventory, resulting in Electriq having over 12 months of battery supply on-hand *Adjusted EBITDA is a non-GAAP measure and a reconciliation table for this non-GAAP measure to the GAAP Net Loss, the most directly comparable financial measure, is included at the end of this press release. Subsequent Highlights and Developments: • Announced Derby, CT as first Sustainable Community Network (“SCN”) outside of California • Successfully validated capabilities with first Virtual Power Plant (“VPP”) in California’s new Demand Side Grid Support program • Mutual collaboration with Meteora by entering into a binding term sheet to equitize and extinguish the forward purchase agreement for a fixed number of shares and warrants having a fixed value of $3.5 million, in lieu of any cash requirement, eliminating cash outflows and provides financing flexibility to Electriq Frank Magnotti, CEO of Electriq commented, “We continue to see robust demand for reliable, storable and clean power sources from consumers and energy solutions providers alike, thanks to the unique cost benefits, energy efficiency gains and other technology features that our solutions- focused platform provides. We are seeing momentum in signing Sustainable Community Networks with two signed prior to 2023 and four signed in 2023. Consequently, our signed power purchase agreements, now over 100, are trending sharply higher as well. Our recent partnership with Derby, Connecticut, which we announced earlier this month, represents our initial SCN expansion to the East Coast, which is another large and untapped market for us.” “Just last week, we announced the successful validation of our technical capabilities by demonstrating compatibility with California’s new Demand Side Grid Support program. Owners of Electriq’s PowerPod 2 battery storage system can earn money by discharging excess energy to the grid and help stabilize it during periods of high demand. With Electriq’s proprietary software, owners have the ability to ensure they’re optimizing their stored energy to achieve the energy resilience goals they desire — from retaining sufficient backup power and utilizing stored energy during peak electric rates, to participating in grid services programs.” “With over 100 signed power purchase agreements in backlog worth approximately three million dollars as of September 30, we anticipate higher deliveries and revenues as we enter into 2024. While there may be some fluctuations from quarter-to-quarter, we would expect to end 2024 at an annualized sales run-rate that is substantially higher than where we entered the year. Thanks, in part to a 2023 settlement with a customer that returned more than six million dollars’ worth of finished goods inventory, we also expect to lower procurement costs in the year ahead. In addition, we are taking steps to right-size our cost structure to reduce our cash needs.” “With this being our first quarter as a public company, I want to thank everyone that has helped get us to this huge company milestone. We look forward to the future and authoring new chapters of progress.” Conference Call and Webcast Management will host a live conference call tomorrow, November 15, 2023 at 9:00 AM ET to discuss Electriq’s financial results and provide an update on corporate developments. The conference call will consist of prepared remarks from Electriq’s executive management team, and a Q&A session, beginning at 9:00 a.m. Eastern Time (6:00 a.m. Pacific Time). Please refer to the information below for conference call dial-in information, webcast registration, and Q&A instructions. Conference date: Wednesday, November 15, 9:00 AM ET Conference dial-in: (888)-350-3870 International dial-in: (437)-900-0985 Conference Call Name: Electriq Power Third Quarter Conference Call, ID #9507937 The conference call will also be available through a live webcast, available through this Live Webcast URL: https://events.q4inc.com/attendee/513319862. A replay will be available one hour after the call via the below information: Conference Call replay: US Toll Free: (800)-770-2030 International Toll: (647)-362-9199 Replay Access Code: 9507937 Replay Access: 11/15/2023 – 11/29/2023 at 11:59PM ET About Electriq Power Electriq (NYSE:ELIQ), founded in 2014 in Silicon Valley, provides turnkey intelligent energy storage and management solutions for homes and small businesses. Electriq’s solutions deliver always-available, low-cost clean energy, even during intermittent outages and inclement weather. Those solutions enable cities, municipalities, and utilities to provide their constituents with a path to sustainable and resilient sources of energy, regardless of socio-economic status.

Cautionary Note on Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “scheduled,” “seek,” “should,” “will,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release include statements regarding: (i) expectations regarding the continued demand for clean energy from our customers and energy solutions providers, (ii) trends relating to our power purchase agreements, including the anticipation of higher deliveries and revenues throughout 2023 and into 2024, (iii) expectations regarding our addressable market and opportunities for Electriq in new geographies, (iv) the ability of our technical capabilities to continue to be compatible with California’s new Demand Side Grid Support program and the demand for excess energy by the grid, (v) quarterly fluctuations and expectations regarding our 2024 sales run-rate at both the beginning of 2024 and 2024 annualized, (vi) expectations regarding our 2024 procurement costs, cost structure and cash needs and (vii) expectations regarding cash outflows and financing flexibility. These statements are based on the beliefs and assumptions of Electriq’s management. Although Electriq believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Electriq cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. These forward-looking statements are not guarantees of performance. You should understand that these statements are affected by factors set forth in Electriq’s filings with the Securities and Exchange Commission (“SEC”), including but not limited to those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Amendment No. 2 to Form S-1 filed with the SEC on November 7, 2023, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward- looking statements. Forward looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Electriq assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Electriq does not give any assurance that it will achieve its expectations. Investor Contacts: Core IR Bret Shapiro, Bret@coreir.com Media Contacts: Electriq Power media@electriqpower.com

ELECTRIQ POWER HOLDINGS, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2023 (unaudited)	December 31, 2022
Assets		
Current assets:		
Cash	$ 8,099,738	$ 5,480,960
Accounts receivable, less allowance for doubtful accounts of $40,449 and $30,429 as of September 30, 2023 and December 31, 2022, respectively	371,923	317,423
Inventory, net	20,929,486	13,532,475
Inventory deposits	238,068	5,182,045
Forward purchase contract asset	2,101,424	—
Prepaid expenses and other current assets	752,391	368,117
Total current assets	32,493,030	24,881,020
Property and equipment, net	1,730,670	1,422,293
Right of use assets	3,346,958	3,241,705
Deposits	131,257	109,539
Total assets	$ 37,701,915	$ 29,654,557
Liabilities, mezzanine equity and stockholders' deficit		
Current liabilities:		
Current portion of loan payable	$ —	$ 11,377,297
SAFE notes	—	51,600,000
Accounts payable	8,201,251	1,377,123
Warrants liability	—	14,114,411
Accrued payroll and employee benefits	2,233,598	629,773
Lease liability	718,027	347,131
Accrued expenses and other current liabilities	2,294,996	5,196,432
Total current liabilities	13,447,872	84,642,167
Derivative warrants liability	3,039,603	—
Convertible note payable	—	5,000,000
Cumulative mandatorily redeemable preferred stock liability	21,465,335	—
Other long-term liabilities	2,605,293	2,503,038
Total liabilities	40,558,103	92,145,205
Commitments and contingencies (Note 7)		
Mezzanine equity:		
Common stock; $0.0001 par value; 3,734,062 and zero shares contingently redeemable, respectively at September 30, 2023 and December 31, 2022	39,523,511	—
Stockholders' deficit:		
Common stock; $0.0001 par value; 38,020,283 and 21,902,477 shares issued and outstanding, respectively at September 30, 2023 and December 31, 2022	3,802	2,190
Additional paid-in capital	76,075,014	42,500,855
Accumulated deficit	(118,458,233)	(104,993,411)
Accumulated other comprehensive loss	(282)	(282)
Total stockholders' deficit	(42,379,699)	(62,490,648)
Total liabilities, mezzanine equity and stockholders' deficit	$ 37,701,915	$ 29,654,557

ELECTRIQ POWER HOLDINGS, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2023	2022	2023	2022
Net revenues	$ 834,262	$ 5,988,248	$ 1,019,207	$ 15,334,583
Cost of goods sold	853,615	5,621,589	1,921,367	13,957,964
Gross (loss) profit	(19,353)	366,659	(902,160)	1,376,619
Operating expenses:				
Research and development	1,011,633	901,058	3,147,943	2,716,351
Sales and marketing	1,308,928	909,871	3,522,731	2,790,657
General and administrative	4,806,693	2,626,179	14,235,262	6,975,600
Total operating expenses	7,127,254	4,437,108	20,905,936	12,482,608
Loss from operations	(7,146,607)	(4,070,449)	(21,808,096)	(11,105,989)
Other expense (income):				
Interest expense	1,291,851	918,035	3,292,932	1,223,254
Unrealized fair value adjustments	14,895,081	5,170,186	(10,891,144)	32,128,614
Other (income) expense, net	(3,380,090)	4,428	(745,062)	5,864
Loss before income taxes	(19,953,449)	(10,163,098)	(13,464,822)	(44,463,721)
Income tax expense	—	—	—	—
Net loss	(19,953,449)	(10,163,098)	(13,464,822)	(44,463,721)
Cumulative preferred stock dividends	45,803	451,895	978,752	1,283,334
Net loss attributable to common stockholders	$ (19,999,252)	$ (10,614,993)	$ (14,443,574)	$ (45,747,055)
Net loss per share attributable to common stockholders—basic and diluted	$ (0.74)	$ (6.65)	$ (1.40)	$ (29.57)
Weighted average number of shares of common stock outstanding—basic and diluted	26,944,552	1,595,724	10,290,182	1,546,928

Non-GAAP Financial Metrics

This press release contains certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables. Our non-GAAP financial measures presented are EBITDA and Adjusted EBITDA. We define EBITDA as net loss plus interest expense, interest income (benefit), income tax expense, depreciation and amortization and Adjusted EBITDA as EBITDA plus the net change in the fair value of derivatives including the change in the fair value of outstanding notes and warrants, non-cash equity- based compensation expense and transactions costs.

We use these non-GAAP financial measures to analyze our operating performance and future prospects, develop internal budgets and financial goals, and facilitate period-to-period comparisons. We believe that these non-GAAP financial measures reflect an additional way of viewing our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. However, these non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all the amounts associated with our results of operations as determined in accordance with GAAP. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The following table reconciles net loss to EBITDA and Adjusted EBITDA for the three months ended September 30, 2023 and 2022, respectively (in thousands): Three Months Ended September 30, 2023 2022 $ Change % Change Net loss $ (19,953) $ (10,163) $ (9,790) NM Interest expense ............................................................... 1,292 918 374 41% Interest income ............................................................... (116) — (116) NM Income tax expense ............................................................... — — — — Depreciation and amortization ............................................................... 42 31 11 35% EBITDA (18,735) (9,214) (9,521) NM Stock-based compensation ............................................................... 493 287 206 72% Unrealized fair value adjustments ............................................................... 14,895 5,170 9,725 NM Adjusted EBITDA ........................................................................ $ (3,347) $ (3,757) $ 410 11% NM = Not Meaningful The following table reconciles net loss to EBITDA and Adjusted EBITDA for the three months ended September 30, 2023 and June 30, 2023, respectively (in thousands): Three Months Ended September 30, 2023 June 30, 2023 $ Change % Change Net loss $ (19,953) $ 16,522 $ (36,475) (221%) Interest expense ............................................................... 1,292 985 307 31% Interest income ............................................................... (116) — (116) NM Income tax expense ............................................................... — — — — Depreciation and amortization ............................................................... 42 40 2 5% EBITDA (18,735) 17,547 (36,282) 207% Stock-based compensation ............................................................... 493 1,280 (787) (61%) Unrealized fair value adjustments ............................................................... 14,895 (27,260) 42,155 NM Adjusted EBITDA ........................................................................ $ (3,347) $ (8,433) $ 5,086 60% NM = Not Meaningful

The following table reconciles net loss to EBITDA and Adjusted EBITDA for the nine months ended September 30, 2023 and 2022, respectively (in thousands): Nine Months Ended September 30, 2023 2022 $ Change % Change Net loss $(13,465) $ (44,464) $ 30,999 70% Interest expense ............................................................... 3,293 1,223 2,070 169% Interest income ............................................................... (137) — (137) NM Income tax expense ............................................................... — — — — Depreciation and amortization ............................................................... 123 119 4 3% EBITDA (10,185) (43,122) 32,936 (76%) Stock-based compensation ............................................................... 3,289 765 2,524 330% Unrealized fair value adjustments ............................................................... (10,891) 32,129 (43,020) NM Adjusted EBITDA ........................................................................ $ (17,788) $ (10,228) $ (7,560) (74%) NM = Not Meaningful